Provided by:  JOSEPH H. HOGSETT
                                              SECRETARY OF STATE OF INDIANA
                                                      CORPORATIONS DIVISION
                                              302 W. WASHINGTON ST. RM E018
                                                      INDIANAPOLIS IN 46204
                                                  TELEPHONE: (317) 232-6576

                                             Indiana Code 23-1-38-1 et seg.
                                                          FILING FEE $30.00

(SEAL OF THE STATE OF INDIANA)
     ARTICLES OF AMENDMENT OF THE
     ARTICLES OF INCORPORATION
     State Form 38333(R5/9-91)
     State Board of Accounts Approved 1988

INSTRUCTIONS:  Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements - Present original and one copy to address in upper right corner of this form.

                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:

                       SIGNAL APPAREL COMPANY, INC.

The undersigned officers of:
                       SIGNAL APPAREL COMPANY, INC.

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

     xx   Indiana Business Corporation Law
     ---
          Indiana Professional Corporation Act of 1983
     ---

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                          ARTICLE I Amendment(s)

SECTION 1      The date of incorporation of the corporation is:

               April 24, 1891
               ---------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

               Signal Apparel Company, Inc.
               -----------------------------
SECTION 3

The exact text of Article(s) Fourth of the Articles of Incorporation is now as follows:

     The total number of shares of capital stock of all classifications which the Corporation shall have the authority to issue is Forty-One Million Six Hundred Thousand (41,600,000) shares, divided into two classes, as follows: Forty Million (40,000,000) shares of Common Stock having a par value of $.01 per share, One Million Six Hundred Thousand (1,600,000) shares of Preferred Stock having no par value.

SECTION 4 Date of each amendment's adoption:
     May 11, 1995

                  ARTICLE II Manner of Adoption and Vote

SECTION 1      Action by Directors:

     The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article(s) Fourth of the Articles of Incorporation and directing a meeting of the Shareholders, to be held on May 11, 1995, allowing such Shareholders to vote on the proposed amendment.

The resolution was adopted by: (Select appropriate paragraph)

     (a) Vote of the Board of Directors at a meeting held on February 24, 1995, at which a quorum of such Board was present.

     (b) Written consent executed on ___________ 19, ____, and signed by all members of the Board of Directors.

SECTION 2      Action by Shareholders:

     The Shareholders of the Corporation entitled to vote in
respect of the Articles of Amendment adopted the proposed
amendment.  The amendment was adopted by:  (Select appropraite paragraph)

     (a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

                                                                TOTAL

          SHAREHOLDERS ENTITLED TO VOTE:                         10,377,826

          SHAREHOLDERS VOTED IN FAVOR:                            9,758,320

          SHAREHOLDERS VOTED AGAINST:                                74,292


     (b) Written consent executed on _________, 19____, and signed by all such Shareholders.

SECTION 3      Compliance with Legal Requirements.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify subject to the penalties of perjury that the statements contained are true this 26 day of July, 1995.

Current Officer's Signature        Officer's Name Printed

/s/Robert J. Powell                Robert J. Powell

Officer's Title

Secretary


               RESTATED ARTICLES OF INCORPORATION
                               OF
                  SIGNAL APPAREL COMPANY, INC.
              (formerly Wayne-Gossard Corporation)


     FIRST:  The name of the Corporation is Signal Apparel
Company, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Indiana is 1 North Capitol Avenue in
Indianapolis, Indiana 46204. The name of the registered agent of the Corporation at such address is The Corporation Trust
Company.

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Business Corporation Law of the State of Indiana.

     FOURTH: The total number of shares of capital stock of all classifications which the Corporation shall have authority to issue is Twenty-One Million Six Hundred Thousand (21,600,000) shares, divided into two classes, as follows: Twenty Million (20,000,000) shares of Common Stock having a par value of $.01 per share, One Million Six Hundred Thousand (1,600,000) shares of Preferred Stock having no par value.

     A. Authorized and unissued shares of the Common Stock may be issued from time to time as additional shares of the Common Stock outstanding at the date of these Restated Articles or, as provided in Division B, shares of Common Stock or Preferred Stock may be issued in one or more additional series, all for such consideration as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

     B. Authority is hereby expressly granted to the Board of Directors by the affirmative vote of 75% of the Directors from time to time to create additional series of Common Stock and Preferred Stock and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issuance of shares thereof, the number of shares of such series, and the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof.

     FIFTH: The business and affairs of the Corporation shall be managed by the Board of Directors consisting of not less than 5 nor more than 10 persons. The exact number of Directors within the limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. The Directors need not be elected by ballot unless required by the Bylaws of the Corporation.

     Subject to the rights of the holders of any series of Preferred Stock then outstanding to elect directors pursuant to any resolution adopted by the Board of Directors pursuant to the authority granted thereby, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and any director so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Meetings of the Board of Directors may be conducted through the use of any means of communication by which all the Directors participating may simultaneously hear each other during the meeting, including telephone conference calls. A director participating in a meeting by such means is deemed to be present in person at the meeting.

     Whenever these Restated Articles require the affirmative vote 75% of the members of the Board of Directors to take any action, if 75% of the number of members of the Board of Directors is not a whole number, then the number of votes required shall be determined in accordance with the following sentence. If 75% of the number of members of the Board of Directors is greater than a whole number but less than such whole number plus .5, then the number of votes required shall be such whole number. If 75% of the number of members of the Board of Directors is greater than or equal to .5 plus such whole number, then the number of affirmative votes required shall be the next higher whole number.

     SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Indiana, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation by majority vote.

     SEVENTH: Special Meetings of stockholders of the Corporation may be called upon not less than 10 nor more than 60 days' written notice by the Board of Directors pursuant to a resolution approved by 75% of the entire Board of Directors.

     EIGHTH:  Indemnification and Insurance.

     (a) Right to Indemnification. Each person who was or is made a party or threatened to be made a party to or was or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Indiana Business Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if the Indiana Business Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Indiana Business Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Indiana Business Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (c) Non-Exclusivity of Rights. The right to indemnification and the right to the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Articles, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Indiana Business Corporation Law.

                                            Provided by:  JOSEPH H. HOGSETT
                                              SECRETARY OF STATE OF INDIANA
                                                      CORPORATIONS DIVISION
                                              302 W. WASHINGTON ST. RM E018
                                                      INDIANAPOLIS IN 46204
                                                  TELEPHONE: (317) 232-6576

                                             Indiana Code 23-1-38-1 et seg.
                                                          FILING FEE $30.00

(SEAL OF THE STATE OF INDIANA)
     ARTICLES OF AMENDMENT OF THE
     ARTICLES OF INCORPORATION
     State Form 38333(R5/9-91)
     State Board of Accounts Approved 1988

INSTRUCTIONS:  Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements - Present original and one copy to address in upper right corner of this form.

                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:

                       SIGNAL APPAREL COMPANY, INC.

The undersigned officers of:
                       SIGNAL APPAREL COMPANY, INC.

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

     xx   Indiana Business Corporation Law
     ---
          Indiana Professional Corporation Act of 1983
     ---

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                          ARTICLE I Amendment(s)

SECTION 1      The date of incorporation of the corporation is:

               April 24, 1891
               ---------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

               Signal Apparel Company, Inc.
               -----------------------------
SECTION 3

The exact text of Article(s) Annex 1 and Annex 2 of the Articles of
Incorporation is now as follows:

     See "Exhibit 1" and "Exhibit 2" attached hereto.

SECTION 4 Date of each amendment's adoption:
     August 13, 1993 (for both)

                  ARTICLE II Manner of Adoption and Vote

SECTION 1      Action by Directors:

     The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article(s) Annex 1 and Annex 2 of the Articles of Incorporation and directing a meeting of the Shareholders, to be held on

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code allowing such Shareholders to vote on the proposed amendment.

The resolution was adopted by: (Select appropriate paragraph)

     (a) Vote of the Board of Directors at a meeting held on __________, 19____, at which a quorum of such Board was present.

     (b) Written consent executed on August 13, 1993, and signed by all members of the Board of Directors.

SECTION 2      Action by Shareholders:

     The Shareholders of the Corporation entitled to vote in
respect of the Articles of Amendment adopted the proposed
amendment.  The amendment was adopted by:  (Select appropraite paragraph)

     (a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code

                                                                TOTAL

          SHAREHOLDERS ENTITLED TO VOTE:

          SHAREHOLDERS VOTED IN FAVOR:

          SHAREHOLDERS VOTED AGAINST:


     (b) Written consent executed on _________, 19____, and signed by all such Shareholders.

SECTION 3      Compliance with Legal Requirements.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify subject to the penalties of perjury that the statements contained are true this 13 day of August, 1993.

Current Officer's Signature        Officer's Name Printed

/s/Robert J. Powell                Robert J. Powell

Officer's Title

Secretary


EXHIBIT 1
---------

CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND
 RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND
      QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF,

                             OF THE

                    SERIES A PREFERRED STOCK

                               OF

                  SIGNAL APPAREL COMPANY, INC.

                 _____________________________

             [Pursuant to Section 23-1-25-2 of the
       Business Corporation Law of the State of Indiana]

                  ___________________________

          RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Restated Articles of Incorporation, the Board of Directors hereby provides for the issuance of a series of Non-Convertible Preferred Stock of the Corporation to consist of 400 shares, and hereby fixes the voting powers, designations, references and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

                           SECTION 1

                      DESIGNATION AND RANK

           1.1. Designation. This certificate authorizes a single Series of Non-Convertible Preferred Stock designated "Series A Preferred Stock" (hereinafter called the "Series A Preferred"). The number of authorized shares constituting the Series A Preferred is 400. Shares of the Series A Preferred shall be issued at a stated value of $100,000.00 per share (the "Stated Value"). The number of authorized shares of the Series A Preferred shall not be increased.

           1.2. Rank. With respect to the payment of dividends and other distributions with respect to the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series A Preferred shall be senior to all other series and classes of preferred stock of the Corporation, whether such series and classes are now existing or are created in the future, and shall be senior to all other series and classes of capital stock of the Corporation, whether such series and classes are now existing or are created in the future.

                           SECTION 2

                        DIVIDEND RIGHTS

           2.1. Dividend Rate. From the date of issuance, dividends shall accrue on each share of Series A Preferred at an annual rate equal to fifteen percent (15%) multiplied by the Stated Value, compounded quarterly. The annual rate at which such dividends shall accrue is hereinafter referred to as the "Dividend Rate."

           2.2. Accrual and Payment. Dividends on each share of Series A Preferred shall be payable in cash, shall be cumulative and compounded quarterly and shall accrue from the date of original issuance of such share, whether or not declared by the Board of Directors or a committee thereof, and except as otherwise provided herein, dividends on the Series A Preferred shall be payable, when and as declared by the Board of Directors or a committee thereof, on December 31, March 31, June 30 and September 30 (or, if such day is not a Business Day, on the next Business Day thereafter) of each year, commencing on September 30, 1993 (each such date being hereinafter referred to as a "Dividend Payment Date"), to holders of record as they appear on the books of the Corporation on such record date, not exceeding 60 days preceding the relevant Dividend Payment Date, as may be determined by the Board of Directors or a committee thereof in advance of the payment of the particular dividend. Dividends shall be paid on each Dividend Payment Date with respect to the quarterly period ending on such Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors or a committee thereof. Dividends payable on the Series A Preferred for any period less than a full quarterly period shall be computed at the Dividend Rate per annum based on a 360-day year of twelve 30-day months. "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be, in the State of New York, a legal holiday or a day on which banking institutions are authorized by law to close. In the event that the Corporation fails to declare and pay full quarterly dividends on any given Dividend Payment Date, such dividends shall be compounded as follows: additional dividends, in an amount equal to the accrued and unpaid dividends on such share of Series A Preferred multiplied by the Dividend Rate, shall accrue with respect to each share of Series A Preferred until all accrued and unpaid dividends shall have been paid. Any reference herein to accrued dividends shall include the additional dividends payable with respect to the Series A Preferred pursuant to the preceding sentence.

           2.3. Dividends or Distributions to Junior Stock. So long as any shares of Series A Preferred are outstanding, no dividend or distribution shall be declared or paid or set aside for payment on the common stock of the Corporation or on any other stock of the Corporation ranking junior to the Series A Preferred as to dividends, nor shall any common stock or any other stock of the Corporation ranking junior to the Series A Preferred be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for shares of common stock or other stock of the Corporation ranking junior to the Series A Preferred as to dividends) unless, in each case, full cumulative dividends on all outstanding shares of the Series A Preferred shall have been declared and paid through and including the most recent Dividend Payment Date.

                           SECTION 3

                       LIQUIDATION RIGHTS

           3.1. Preferences of Series A Shares on Winding-up of the Corporation. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event, before any distribution is made upon any class of stock of the Corporation ranking junior to the Series A Preferred, the holders of shares of Series A Preferred shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount per share equal to the Stated Value, plus all accrued and unpaid dividends (the Stated Value plus such accrued and unpaid dividends constituting the "Liquidated Value"). Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation, shall itself be deemed to be a liquidation, dissolution or winding-up of the affairs of the Corporation within the meaning of any of the provisions of this Section 3.

           3.2. Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the corporation to be distributed among the holders of shares of Series A Preferred and any other class or series of stock of the Corporation ranking on a parity with the Series A Preferred as to distributions upon liquidation are insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation shall be distributed among the holders of shares of Series A Preferred and such other class or series of stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board of Directors), or both, at the election of the Board of Directors.

           3.3. Priority. All of the preferential amounts to be paid to the holders of the Series A Preferred and the holders of any other class or series of stock of the Corporation ranking on a parity with the Series A Preferred as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the common stock of the Corporation and any other class or series of stock of the Corporation which is junior to the Series A Preferred as to distributions upon liquidation.

                           SECTION 4

                         VOTING RIGHTS

           4.1.  General.   The  holders of shares  of  Series  A
Preferred shall have only such voting rights as are expressly set forth herein or otherwise provided by law.

           4.2. Consent for Certain Actions. So long as any of the shares of the Series A Preferred are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Incorporation, and in addition to any other vote required by law, without the prior consent of the holders of two-thirds (2/3) of the outstanding shares of Series A Preferred, given in person or by proxy, either in writing or at a special meeting called for that purpose, neither the Corporation nor any of the Corporation's direct or indirect subsidiaries shall take any of the following actions:

           (a) the amendment or repeal of any provision of, or the addition of any provision to, the Restated Articles of Incorporation or By-Laws of the Corporation if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred;

           (b) the reclassification of any common stock into shares having any preference or priority as to dividends or the distribution of assets upon liquidation superior to or on a parity with any such preference or priority of the Series A Preferred;

          (c) the application of any of its assets (in excess of one percent (1%) of its net worth on an annual basis) to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of common stock, except for purchases of the Corporation's Common Stock on the open market or purchases from employees of the Corporation upon termination of employment or pursuant to any rights of first refusal held by the Corporation; or

           (d) the creation, authorization or issuance, directly or indirectly, of any equity security having any preference or priority as to dividends or the distribution of assets upon liquidation superior to any such preference or priority of the Series A Preferred.

The holders of the Series A Preferred shall be entitled to notice of any meeting of the stockholders of the Corporation.

                           SECTION 5

                         MISCELLANEOUS

           5.1. Heading of Subdivisions. The headings of the various Sections and subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

            5.2. Severability of Provisions. If any right, preference or limitation of the Series A Preferred set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.


Exhibit 2
---------

CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND
 RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND
      QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF,

                             OF THE

                    SERIES B PREFERRED STOCK

                               OF

                  SIGNAL APPAREL COMPANY, INC.

                ________________________________

             [Pursuant to Section 23-1-25-2 of the
       Business Corporation Law of the State of Indiana]

                ________________________________

          RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Restated Articles of Incorporation, the Board of Directors hereby provides for the issuance of a series of Junior Non-Convertible Preferred Stock of the Corporation to consist of 250 shares, and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such class, as follows:


                           SECTION 1

                      DESIGNATION AND RANK

           1.1. Designation. This certificate authorizes a single Series of Non-Convertible Preferred Stock designated "Series B Preferred Stock" (hereinafter called the "Series B Preferred"). The number of authorized shares constituting the Series B Preferred is 250. Shares of the Series B Preferred shall be issued at a stated value of $100,000.00 per share (the "Stated Value"). The number of authorized shares of the Series B Preferred shall not be increased.

           1.2. Rank. With respect to the payment of dividends and other distributions with respect to the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series B Preferred shall be junior to the Company's Series A Preferred Stock, but senior to all other series and classes of preferred stock of the Corporation, whether such series and classes are now existing or are created in the future, and shall be senior to all other series and classes of capital stock of the Corporation, whether such series and classes are now existing or are created in the future.


                           SECTION 2

                        DIVIDEND RIGHTS

           2.1. Dividend Rate. From the date of issuance dividends shall accrue on each share of Series B Preferred at an annual rate equal to twelve and one-half percent (12.5%) multiplied by the Stated Value, compounded quarterly. The annual rate at which such dividends shall accrue is hereinafter referred to as the "Dividend Rate."

           2.2. Accrual and Payment. Dividends on each share of Series B Preferred shall be payable in cash, shall be cumulative, compounded quarterly and shall accrue from the date of original issuance of such share, whether or not declared by the Board of Directors or a committee thereof, and except as otherwise provided herein, dividends on the Series B Preferred shall be payable, when and as declared by the Board of Directors or a committee thereof, on December 31, March 31, June 30 and September 30 (or, if such day is not a Business Day, on the next Business Day thereafter) of each year, commencing on September 30, 1993 (each such date being hereinafter referred to as a "Dividend Payment Date"), to holders of record as they appear on the books of the Corporation on such record date, not exceeding 60 days preceding the relevant Dividend Payment Date, as may be determined by the Board of Directors or a committee thereof in advance of the payment of the particular dividend. Dividends shall be paid on each Dividend Payment Date with respect to the quarterly period ending on such Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors or a committee thereof. Dividends payable on the Series B Preferred for any period less than a full quarterly period shall be computed at the Dividend Rate per annum based on a 360-day year of twelve 30-day months. "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be, in the
State of New York, a legal holiday or a day on which banking institutions are authorized by law to close. In the event that the Corporation fails to declare and pay full quarterly dividends on any given Dividend Payment Date, such dividends shall be compounded quarterly, as follows: additional dividends, in an amount equal to the accrued and unpaid dividends on such share of Series B Preferred multiplied by the Dividend Rate, shall accrue with respect to each share of Series B Preferred until all accrued and unpaid dividends shall have been paid. Any reference herein to accrued dividends shall include the additional dividends payable with respect to the Series B Preferred pursuant to the preceding sentence.

           2.3. Dividends or Distributions to Junior Stock. So long as any shares of Series B Preferred are outstanding, no dividend or distribution shall be declared or paid or set aside for payment on the common stock of the Corporation or on any other stock of the Corporation ranking junior to the Series B Preferred as to dividends, nor shall any common stock or any other stock of the Corporation ranking junior to the Series B Preferred be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for shares of common stock or other stock of the Corporation ranking junior to the Series B Preferred as to dividends) unless, in each case, full cumulative dividends on all outstanding shares of the Series B Preferred shall have been declared and paid through and including the most recent Dividend Payment Date.


                           SECTION 3

                       LIQUIDATION RIGHTS

           3.1. Preferences of Series B Shares on Winding-up of the Corporation. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event, before any distribution is made upon any class of stock of the Corporation ranking junior to the Series B Preferred, the holders of shares of Series B Preferred shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount per share equal to the Stated Value, plus all accrued and unpaid dividends (the Stated Value plus such accrued and unpaid dividends constituting the "Liquidation Value"). Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation, shall itself be deemed to be a liquidation, dissolution or winding-up of the affairs of the Corporation within the meaning of any of the provisions of this Section 3.

           3.2. Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation to be distributed among the holders of shares of Series B Preferred and any other class or series of stock of the Corporation ranking on a parity with the Series B Preferred as to distributions upon liquidation are insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after all required distributions have been made to holders of shares of Series A Preferred Stock and of any other class or series of Stock of the Corporation ranking senior to the Series B Preferred Stock shall be distributed among the holders of shares of Series B Preferred and any other class or series of stock ranking on a parity with the Series B Preferred Stock ratably, in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board of Directors), or both, at the election of the Board of Directors.

           3.3. Priority. All of the preferential amounts to be paid to the holders of the Series B Preferred and the holders of any other class or series of stock of the Corporation ranking on a parity with the Series B Preferred as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the common stock of the Corporation and any other class or series of stock of the Corporation which is junior to the Series B Preferred as to distributions upon liquidation.


                           SECTION 4

                         VOTING RIGHTS

           4.1.   General.   The holders of shares  of  Series  B
Preferred shall have only such voting rights as are expressly set forth herein or otherwise provided by law.

           4.2. Consent for Certain Actions. So long as any of the shares of the Series B Preferred are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Incorporation, and in addition to any other vote required by law, without the prior consent of the holders of two-thirds (2/3) of the outstanding shares of Series B Preferred, given in person or by proxy, either in writing or at a special meeting called for that purpose, neither the Corporation nor any of the Corporation's direct or indirect subsidiaries shall take any of the following actions:

           (a) the amendment or repeal of any provision of, or the addition of any provision to, the Restated Articles of Incorporation or By-Laws of the Corporation if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series B Preferred;

           (b) the reclassification of any common stock into shares having any preference or priority as to dividends or the distribution of assets upon liquidation superior to or on a parity with any such preference or priority of the Series B Preferred;

          (c) the application of any of its assets (in excess of one percent (1%) of its net worth on an annual basis) to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of common stock, except for purchase of the Corporation's Common Stock on the open market or purchases from employees of the Corporation upon termination of employment or pursuant to any rights of first refusal held by the Corporation; or

           (d) the creation, authorization of issuance, directly or indirectly, of any equity security having any preference or priority as to dividends or the distribution of assets upon liquidation superior to any such preference or priority of the Series B Preferred, other than any such creation, authorization or issuance of shares of the Company's Series A Preferred.

The holders of Series B Preferred shall be entitled to notice of any meeting of the stockholders of the Corporation.


                           SECTION 5

                         MISCELLANEOUS

           5.1. Headings of Subdivisions. The headings of the various Sections and subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

           5.2. Severability of Provisions. If any right, preference or limitation of the Series B Preferred set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.



                        INDIANA SECRETARY OF STATE
                           CORPORATIONS DIVISION

DATE: 12/20/93             TIME:  10:14                 RECEIPT NO: 0405977
PAYMENT: CHECK       CHECK REF#: 44525                  AMT PAID:    $30.00
                                       COMMENT:

DESCRIPTION:  27 Amend Art of Inc (Pro                  EFF DATE:  12/17/93

PAYEE NAME AND ADDRESS    (XXXXX)

Witt, Gaither & Whitaker
American Natl. Bank Bldg.
Chattanooga, TN

USER ID:  BB2    NAME:   s/s (signature illegible)
                        ----------------------------



                                            Provided by:  JOSEPH H. HOGSETT
                                              SECRETARY OF STATE OF INDIANA
                                                      CORPORATIONS DIVISION
                                              302 W. WASHINGTON ST. RM E018
                                                      INDIANAPOLIS IN 46204
                                                  TELEPHONE: (317) 232-6576

                                             Indiana Code 23-1-38-1 et seg.
                                                          FILING FEE $30.00

(SEAL OF THE STATE OF INDIANA)
     ARTICLES OF AMENDMENT OF THE
     ARTICLES OF INCORPORATION
     State Form 38333(R5/9-91)
     State Board of Accounts Approved 1988

INSTRUCTIONS:  Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements - Present original and one copy to address in upper right corner of this form.

                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:

                       SIGNAL APPAREL COMPANY, INC.

The undersigned officers of:
                       SIGNAL APPAREL COMPANY, INC.

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

     xx   Indiana Business Corporation Law
     ---
          Indiana Professional Corporation Act of 1983
     ---

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                          ARTICLE I Amendment(s)

SECTION 1      The date of incorporation of the corporation is:

               April 24, 1891
               ---------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

               Signal Apparel Company, Inc.
               -----------------------------
SECTION 3

The exact text of Article(s) Annex 3 of the Articles of Incorporation is now as follows:

     See "Exhibit 1" attached hereto.

SECTION 4 Date of each amendment's adoption:
     June 21, 1994

                  ARTICLE II Manner of Adoption and Vote

SECTION 1      Action by Directors:

     The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article(s) Annex 3 of the Articles of Incorporation and directing a meeting of the Shareholders, to be held on

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code allowing such Shareholders to vote on the proposed amendment.

The resolution was adopted by: (Select appropriate paragraph)

     (a) Vote of the Board of Directors at a meeting held on __________, 19____, at which a quorum of such Board was present.

     (b) Written consent executed on June 21, 1994, and signed by all members of the Board of Directors.

SECTION 2      Action by Shareholders:

     The Shareholders of the Corporation entitled to vote in
respect of the Articles of Amendment adopted the proposed
amendment.  The amendment was adopted by:  (Select appropraite paragraph)

     (a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code

                                                                TOTAL

          SHAREHOLDERS ENTITLED TO VOTE:

          SHAREHOLDERS VOTED IN FAVOR:

          SHAREHOLDERS VOTED AGAINST:


     (b) Written consent executed on _________, 19____, and signed by all such Shareholders.

SECTION 3      Compliance with Legal Requirements.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify subject to the penalties of perjury that the statements contained are true this 22 day of June, 1994.

Current Officer's Signature        Officer's Name Printed

/s/Glenn M. Grandin                Glenn M. Grandin

Officer's Title

Senior V.P.


Exhibit 1
---------

                                  ANNEX 3

          VOTING POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,
           PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND
           QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF.

                                  OF THE

                         SERIES C PREFERRED STOCK

                                    OF

                       SIGNAL APPAREL COMPANY, INC.

                           SECTION 1

                      DESIGNATION AND RANK

           1.1. Designation. The number of authorized shares constituting the "Series C Preferred Stock" (hereinafter called the "Series C Preferred") is 1,000. Shares of the Series C Preferred shall be issued at a stated value of $100,000.00 per share (the "Stated Value"). The number of authorized shares of the Series C Preferred may be increased by the affirmative vote of 75% of the Board of Directors.

           1.2. Rank. With respect to the payment of dividends and other distributions with respect to the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series C Preferred shall be junior to the Corporation's Series A Preferred Stock and the Corporation's Series B Preferred Stock, but senior to all other series and classes of preferred stock of the Corporation, whether such series and classes are now existing or are created in the future, and shall be senior to all other series and classes of capital stock of the Corporation, whether such series and classes are now existing or are created in the future.


                           SECTION 2

                        DIVIDEND RIGHTS

           2.1. Dividend Rate. From the date of issuance dividends shall accrue on each share of Series C Preferred at an annual rate equal to twelve and one-half percent (12.5%) multiplied by the Stated Value, compounded quarterly. The annual rate at which such dividends shall accrue is hereinafter referred to as the "Dividend Rate."

           2.2. Accrual and Payment. Dividends on each share of Series C Preferred shall be payable in cash, shall be cumulative, compounded quarterly and shall accrue from the date of original issuance of such share, whether or not declared by the Board of Directors or a committee thereof, and except as otherwise provided herein, dividends on the Series C Preferred shall be payable, when and as declared by the Board of Directors or a committee thereof, on December 31, March 31, June 30 and September 30 (or, if such day is not a Business Day, on the next Business Day thereafter) of each year, commencing on June 30, 1994 (each such date being hereinafter referred to as a "Dividend Payment Date"), to holders of record as they appear on the books of the Corporation on such record date, not exceeding 60 days preceding the relevant Dividend Payment Date, as may be determined by the Board of Directors or a committee thereof in advance of the payment of the particular dividend. Dividends shall be paid on each Dividend Payment Date with respect to the quarterly period ending on such Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors or a committee thereof. Dividends payable on the Series C Preferred for any period less than a full quarterly period shall be computed at the Dividend Rate per annum based on a 360-day year of twelve 30-day months. "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be, in the
State of New York, a legal holiday or a day on which banking institutions are authorized by law to close. In the event that the Corporation fails to declare and pay full quarterly dividends on any given Dividend Payment Date, such dividends shall be compounded quarterly, as follows: additional dividends, in an amount equal to the accrued and unpaid dividends on such share of Series C Preferred multiplied by the Dividend Rate, shall accrue with respect to each share of Series C Preferred until all accrued and unpaid dividends shall have been paid. Any reference herein to accrued dividends shall include the additional dividends payable with respect to the Series C Preferred pursuant to the preceding sentence.

           2.3. Dividends or Distributions to Junior Stock. So long as any shares of Series C Preferred are outstanding, no dividend or distribution shall be declared or paid or set aside for payment on the common stock of the Corporation or on any other stock of the Corporation ranking junior to the Series C Preferred as to dividends, nor shall any Common Stock or any other stock of the Corporation ranking junior to the Series C Preferred be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for shares of common stock or other stock of the Corporation ranking junior to the Series C Preferred as to dividends) unless, in each case, full cumulative dividends on all outstanding shares of the Series C Preferred shall have been declared and paid through and including the most recent Dividend Payment Date.


                           SECTION 3

                       LIQUIDATION RIGHTS

           3.1. Preferences of Series C Shares on Winding-up of the Corporation. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event, before any distribution is made upon any class of stock of the Corporation ranking junior to the Series C Preferred, the holders of shares of Series C Preferred shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount per share equal to the Stated Value, plus all accrued and unpaid dividends (the Stated Value plus such accrued and unpaid dividends constituting the "Liquidation Value"). Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation, shall itself be deemed to be a liquidation, dissolution or winding-up of the affairs of the Corporation within the meaning of any of the provisions of this Section 3.

           3.2. Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation to be distributed among the holders of shares of Series C Preferred and any other class or series of stock of the Corporation ranking on a parity with the Series C Preferred as to distributions upon liquidation are insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after all required distributions have been made to holders of shares of Series A Preferred Stock, Series B Preferred Stock and of any other class or series of Stock of the Corporation ranking senior to the Series C Preferred shall be distributed among the holders of shares of Series C Preferred and any other class or series of stock ranking on a parity with the Series C Preferred ratably, in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board of Directors), or both, at the election of the Board of Directors.

           3.3. Priority. All of the preferential amounts to be paid to the holders of the Series C Preferred and the holders of any other class or series of stock of the Corporation ranking on a parity with the Series C Preferred as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the common stock of the Corporation and any other class or series of stock of the Corporation which is junior to the Series C Preferred as to distributions upon liquidation.


                           SECTION 4

                         VOTING RIGHTS

           4.1.   General.   The holders of shares  of  Series  C
Preferred shall have only such voting rights as are expressly set forth herein or otherwise provided by law.

           4.2. Consent for Certain Actions. So long as any of the shares of the Series C Preferred are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Incorporation, and in addition to any other vote required by law, without the prior consent of the holders of two-thirds (2/3) of the outstanding shares of Series C Preferred, given in person or by proxy, either in writing or at a special meeting called for that purpose, neither the Corporation nor any of the Corporation's direct or indirect subsidiaries shall take any of the following actions:

           (a) the amendment or repeal of any provision of, or the addition of any provision to, the Restated Articles of Incorporation or By-Laws of the Corporation if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred;

           (b) the reclassification of any common stock into shares having any preference or priority as to dividends or the distribution of assets upon liquidation superior to or on a parity with any such preference or priority of the Series C Preferred;

          (c) the application of any of its assets (in excess of one percent (1%) of its net worth on an annual basis) to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of common stock, except for purchase of the Corporation's Common Stock on the open market or purchases from employees of the Corporation upon termination of employment or pursuant to any rights of first refusal held by the Corporation; or

           (d) the creation, authorization or issuance, directly or indirectly, of any equity security having any preference or priority as to dividends or the distribution of assets upon liquidation superior to any such preference or priority of the Series C Preferred, other than any such creation, authorization or issuance of shares of the Corporation's Series A Preferred Stock or Series B Preferred Stock.

The holders of Series C Preferred shall be entitled to notice of any meeting of the stockholders of the Corporation.


                                            Provided by:  JOSEPH H. HOGSETT
                                              SECRETARY OF STATE OF INDIANA
                                                      CORPORATIONS DIVISION
                                              302 W. WASHINGTON ST. RM E018
                                                      INDIANAPOLIS IN 46204
                                                  TELEPHONE: (317) 232-6576

                                             Indiana Code 23-1-38-1 et seg.
                                                          FILING FEE $30.00

(SEAL OF THE STATE OF INDIANA)
     ARTICLES OF AMENDMENT OF THE
     ARTICLES OF INCORPORATION
     State Form 38333(R5/9-91)
     State Board of Accounts Approved 1988

INSTRUCTIONS:  Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements - Present original and one copy to address in upper right corner of this form.

                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:

                       SIGNAL APPAREL COMPANY, INC.

The undersigned officers of:
                       SIGNAL APPAREL COMPANY, INC.

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

     xx   Indiana Business Corporation Law
     ---
          Indiana Professional Corporation Act of 1983
     ---

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                          ARTICLE I Amendment(s)

SECTION 1      The date of incorporation of the corporation is:

               April 24, 1891
               ---------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

               Signal Apparel Company, Inc.
               -----------------------------
SECTION 3

The exact text of Article(s) Annex 4 of the Articles of Incorporation is now as follows:

     See "Exhibit 1" attached hereto.

SECTION 4 Date of each amendment's adoption:
     November 7, 1994

                  ARTICLE II Manner of Adoption and Vote

SECTION 1      Action by Directors:

     The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article(s) Annex 4 of the Articles of Incorporation and directing a meeting of the Shareholders, to be held on

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code allowing such Shareholders to vote on the proposed amendment.

The resolution was adopted by: (Select appropriate paragraph)

     (a) Vote of the Board of Directors at a meeting held on November 7, 1994, at which a quorum of such Board was present.

     (b) Written consent executed on __________, 19__, and signed by all members of the Board of Directors.

SECTION 2      Action by Shareholders:

     The Shareholders of the Corporation entitled to vote in
respect of the Articles of Amendment adopted the proposed
amendment.  The amendment was adopted by:  (Select appropriate paragraph)

     (a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code

                                                                TOTAL

          SHAREHOLDERS ENTITLED TO VOTE:

          SHAREHOLDERS VOTED IN FAVOR:

          SHAREHOLDERS VOTED AGAINST:


     (b) Written consent executed on _________, 19____, and signed by all such Shareholders.

SECTION 3      Compliance with Legal Requirements.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify subject to the penalties of perjury that the statements contained are true this ____ day of _______, 19__.

Current Officer's Signature        Officer's Name Printed

/s/Robert J. Powell                Robert J. Powell

Officer's Title

Secretary





                                                                  EXHIBIT I
                                                                  ---------

                             FORM OF

 CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND
 RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND
      QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF,

                             OF THE

                    SERIES D PREFERRED STOCK

                               OF

                  SIGNAL APPAREL COMPANY, INC.

                 ______________________________

              [Pursuant to Section 23-1-25-2 of the
        Business Corporation Law of the State of Indiana]
                 ______________________________

           RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Restated Articles of Incorporation, the Board of Directors hereby provides for the issuance of a series of Redeemable Preferred Stock of the Corporation to consist of 100 shares, and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitation or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:


                            SECTION 1

                      DESIGNATION AND RANK

           1.1. Designation. This certificate authorizes a single series of redeemable Preferred Stock designated "Series D Preferred Stock" (hereinafter called the "Series D Preferred"). The number of authorized shares constituting the Series D Preferred Stock is 100. Shares of the Series D Preferred shall be issued at a stated value of $100,000.00 per share (the "Stated Value"). The number of authorized shares of the Series D Preferred may be increased by the affirmative vote of 75% of the Board of Directors.

           1.2. Rank. With respect to the payment of dividends and other distributions with respect to the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series D Preferred shall be junior to the Corporation's Series A Preferred Stock, the Corporation's Series B Preferred Stock and the Corporation's Series C Preferred Stock and senior to all other series and classes of preferred stock of the Corporation, whether such series and classes are now existing or are created in the future, and shall be senior to all other series and classes of capital stock of the Corporation, whether such series and classes are now existing or are created in the future.


                            SECTION 2

                         DIVIDEND RIGHTS

           2.1. Dividend Rate. From the date of issuance, dividends shall accrue on each share of Series D Preferred at an annual rate equal to ten percent (10%) multiplied by the Stated Value, compounded quarterly. The annual rate at which such dividends shall accrue is hereinafter referred to as the "Dividend Rate".

           2.2. Accrual and Payment. Dividends on each share of Series D Preferred shall be payable in cash, shall be cumulative, compounded quarterly and shall accrue from the date of original issuance of such share, whether or not declared by the Board of Directors, or a committee thereof, and except as otherwise provided herein, dividends on the Series D Preferred shall be payable, when and as declared by the Board of Directors, or a committee thereof, on December 31, March 31, June 30 and September 30 (or, if such day is not a Business Day, on the next Business Day thereafter) of each year, commencing on December 31, 1994 (each such date being hereinafter referred to as a "Dividend Payment Date"), to holders of record as they appear on the books of the Corporation on such record date, not exceeding 60 days preceding the relevant Dividend Payment Date, as may be determined by the Board of Directors or a committee thereof in advance of the payment of the particular dividend. Dividends shall be paid on each Dividend Payment Date with respect to the quarterly period ending on such Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors or a committee thereof. Dividends payable on the Series D Preferred for any period less than a full quarterly period shall be computed at the Dividend Rate per annum based on a 360-day year of twelve 30-day months. "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be, in the
State of New York, a legal holiday or a day on which banking institutions are authorized by law to close. In the Event that the Corporation fails to declare and pay full quarterly dividends on any given Dividend Payment Date, such dividends shall be compounded quarterly, as follows: additional dividends, in an amount equal to the accrued and unpaid dividends on such share of Series D Preferred multiplied by the Dividend Rate, shall accrue with respect to each share of Series D Preferred until all accrued and unpaid dividends shall have been paid. Any reference herein to accrued dividends shall include the additional dividends payable with respect to the Series D Preferred pursuant to the preceding sentence.

           2.3. Dividends or Distributions to Junior Stock. So long as any shares of Series D Preferred are outstanding, no dividend or distribution shall be declared or paid or set aside for payment on the common stock of the Corporation or on any other stock of the Corporation ranking junior to the Series D Preferred as to dividends, nor shall any Common Stock or any other stock of the Corporation ranking junior to the Series D Preferred be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for shares of common stock or other stock of the Corporation ranking junior to the Series D Preferred as to dividends) unless, in each case, full cumulative dividends on all outstanding shares of the Series D Preferred shall have been declared and paid through and including the most recent Dividend Payment Date.


                            SECTION 3

                       LIQUIDATION RIGHTS

           3.1. Preferences of Series D Shares on Winding-up of the Corporation. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event, before any distribution is made upon any class of stock of the Corporation ranking junior to the Series D Preferred, the holders of shares of Series D Preferred shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount per share equal to the Stated Value, plus all accrued and unpaid dividends (the Stated Value plus such accrued and unpaid dividends constituting the "Liquidation Value"). Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation, shall itself be deemed to be a liquidation, dissolution or winding-up of the affairs of the Corporation within the meaning of any of the provisions of this Section 3.

           3.2. Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation to be distributed among the holders of shares of Series D Preferred and any other class or series of stock of the Corporation ranking on a parity with the Series D Preferred as to distributions upon liquidation are insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after all required distributions have been made to holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and of any other class or series of stock of the Corporation ranking senior to the Series D Preferred shall be distributed among the holders of shares of Series D Preferred and any other class or series of stock ranking on a parity with the Series D Preferred ratably, in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board of Directors), or both, at the election of the Board of Directors.

           3.3. Priority. All of the preferential amounts to be paid to the holders of the Series D Preferred and the holders of any other class or series of stock of the Corporation ranking on a parity with the Series D Preferred as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the common stock of the Corporation and any other class or series of stock of the Corporation which is junior to the Series D Preferred as to distributions upon liquidation.


                            SECTION 4

                          VOTING RIGHTS

           4.1.   General.   The holders of shares  of  Series  D
Preferred shall have only such voting rights as are expressly set forth herein or otherwise provided by law.

           4.2. Consent for Certain Actions. So long as any of the shares of the Series D Preferred are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Incorporation, and in addition to any other vote required by law, without the prior consent of the holders of two-thirds (2/3) of the outstanding shares of Series D Preferred, given in person or by proxy, either in writing or at a special meeting called for that purpose, neither the Corporation nor any of the Corporation's direct or indirect subsidiaries shall take any of the following actions:

           (a) the amendment or repeal of any provision of, or the addition of any provision to, the Restated Articles of Incorporation or By-Laws of the Corporation if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series D Preferred;

           (b) the reclassification of any common stock into shares having any preference or priority as to dividends or the distribution of assets upon liquidation superior to or on a parity with any such preference or priority of the Series D Preferred;

          (c) the application of any of its assets (in excess of one percent (1%) of its net worth on an annual basis) to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of common stock, except for purchase of the Corporation's Common Stock on the open market or purchases from employees of the Corporation upon termination of employment or pursuant to any rights of first refusal held by the Corporation; or

           (d) the creation, authorization or issuance, directly or indirectly, of any equity security having any preference or priority as to dividends or the distribution of assets upon liquidation superior to any such preference or priority of the Series D Preferred, other than any such creation, authorization or issuance of shares of the Corporation's Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

The holders of Series D Preferred shall be entitled to notice of any meeting of the stockholders of the Corporation.


                            SECTION 5

                        REDEMPTION RIGHTS

           5.1. Mandatory Redemption. Each outstanding share of Series D Preferred shall be redeemed by the Corporation on the date which is the fifth-year anniversary of the Closing Date (as such term is defined in that certain Put/Call Agreement, dated November 14, 1994, by and among the Corporation, MW Holdings, L.P., Marvin Winkler and Sherri Winkler) (the "Redemption Date"), at a redemption price equal to the Stated Value per share, together with accrued and unpaid dividends thereon to the date fixed for redemption, without interest (the "Redemption Price"), to the extent the Corporation shall have funds legally available for such payment and subject to the rights of the holders of the Corporation's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

            5.2. Status of Purchased or Redeemed Series D Preferred. Shares of Series D Preferred which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Indiana) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided, however, that no such issued and reacquired shares of Series D Preferred shall be reissued or sold as Series D Preferred.

           5.3. Procedure for Redemption. The Corporation shall give notice of redemption of the Series D Preferred by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each holder of record of the outstanding Series D Preferred at such holder's address as they appear on the books of the Corporation on such record date. Each such notice shall state: (a) the Redemption Date; (b) the number of shares of Series D Preferred to be redeemed; (c) the Redemption Price; (d) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the Series D Preferred shares to be redeemed will cease to accrue on such
Redemption Date. Notice having been mailed as aforesaid, from and after the Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption price of the Series D Preferred shares called for redemption) dividends on the shares of Series D Preferred so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of Preferred Stock, unclassified as to series, and shall not be reissued as shares of Series D Preferred, and all rights of the holders thereof as holders of the Series D Preferred (except the right to receive from the Corporation the Redemption Price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares of Series D Preferred so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the Redemption Price.


                            SECTION 6

                          MISCELLANEOUS

           6.1. Headings of Subdivisions. The headings of the various Sections and subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

           6.2. Severability of Provisions. If any right, preference or limitation of the Series D Preferred set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.



                                            Provided by:  JOSEPH H. HOGSETT
                                              SECRETARY OF STATE OF INDIANA
                                                      CORPORATIONS DIVISION
                                              302 W. WASHINGTON ST. RM E018
                                                      INDIANAPOLIS IN 46204
                                                  TELEPHONE: (317) 232-6576

                                             Indiana Code 23-1-38-1 et seg.
                                                          FILING FEE $30.00

(SEAL OF THE STATE OF INDIANA)
     ARTICLES OF AMENDMENT OF THE
     ARTICLES OF INCORPORATION
     State Form 38333(R5/9-91)
     State Board of Accounts Approved 1988

INSTRUCTIONS:  Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements - Present original and one copy to address in upper right corner of this form.

                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:

                       SIGNAL APPAREL COMPANY, INC.

The undersigned officers of:
                       SIGNAL APPAREL COMPANY, INC.

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

     xx   Indiana Business Corporation Law
     ---
          Indiana Professional Corporation Act of 1983
     ---

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                          ARTICLE I Amendment(s)

SECTION 1      The date of incorporation of the corporation is:

               April 24, 1891
               ---------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

               Signal Apparel Company, Inc.
               -----------------------------
SECTION 3

The exact text of Article(s) Annex 5 of the Articles of Incorporation is now as follows:

     See "Exhibit 1" attached hereto.

SECTION 4 Date of each amendment's adoption:
     November 1, 1995

                  ARTICLE II Manner of Adoption and Vote

SECTION 1      Action by Directors:

     The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article(s) Annex 5 of the Articles of Incorporation and directing a meeting of the Shareholders, to be held on

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code allowing such Shareholders to vote on the proposed amendment.

The resolution was adopted by: (Select appropriate paragraph)

     (a) Vote of the Board of Directors at a meeting held on November 1, 1995, at which a quorum of such Board was present.

     (b) Written consent executed on ______,19___, and signed by all members of the Board of Directors.

SECTION 2      Action by Shareholders:

     The Shareholders of the Corporation entitled to vote in
respect of the Articles of Amendment adopted the proposed
amendment.  The amendment was adopted by:  (Select appropraite paragraph)

     (a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

     No shareholder vote required pursuant to Section 23-1-25-2 of the Indiana Code

                                                                TOTAL

          SHAREHOLDERS ENTITLED TO VOTE:

          SHAREHOLDERS VOTED IN FAVOR:

          SHAREHOLDERS VOTED AGAINST:


     (b) Written consent executed on _________, 19____, and signed by all such Shareholders.

SECTION 3      Compliance with Legal Requirements.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify subject to the penalties of perjury that the statements contained are true this ____ day of _________, 19___.

Current Officer's Signature        Officer's Name Printed

/s/Robert J. Powell                Robert J. Powell

Officer's Title

Secretary

EXHIBIT 1
---------



     VOTING POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,
      PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND
      QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF,

                             OF THE

                    SERIES E PREFERRED STOCK

                               OF

                  SIGNAL APPAREL COMPANY, INC.

                ________________________________

                            SECTION 1

                      DESIGNATION AND RANK

          1.1. Designation. The number of authorized shares constituting the "Series E Preferred Stock" (hereinafter called the "Series E Preferred") of Signal Apparel Company, Inc. (the "Corporation") is 20,000. Shares of the Series E Preferred shall be issued at a stated value of $1,000.00 per share (the "Stated Value"). The number of authorized shares of the Series E Preferred may be increased by the affirmative vote of 75% of the Board of Directors.

          1.2. Rank. With respect to the payment of dividends and other distributions with respect to the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series E Preferred shall be junior to the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, but senior to all other series and classes of preferred stock of the Corporation, whether such series and classes are now existing or are created in the future, and shall be senior to all other series and classes of capital stock of the Corporation, whether such series and classes are now existing or are created in the future.


                            SECTION 2

                         DIVIDEND RIGHTS

          2.1. Dividend Rate. From the date of issuance dividends shall accrue on each share of the Series E Preferred at an annual rate equal to seven percent (7%) per annum multiplied by the Stated Value, or $70 per share per year for each full year. The annual rate at which such dividends shall accrue is hereinafter referred to as the "Dividend Rate."

          2.2. Accrual and Payment. Dividends on each share of the Series E Preferred shall be payable at the option of the Corporation (i) in cash or (ii) by the issuance of that number of whole shares of the Common stock (the "Common Stock") computed by dividing the amount of the dividend by the market-price applicable to such dividend. For the purposes of this Section 2, "market price" means the average of the daily closing prices of the Common Stock for a period of the last five (5) consecutive trading days preceding the date of calculating the market price. The closing price for each trading day shall be (i) for any period during which the Common Stock shall be listed for trading on a national securities exchange, the last reported price per share of the Common Stock as reported by the primary stock exchange, or the NASDAQ Stock Market, if the Common Stock is quoted on the NASDAQ Stock Market. Dividends on each share of the Series E Preferred shall accrue from the date of original issuance of such share, whether or not declared by the Board of Directors or a committee thereof, and except as otherwise provided herein, dividends on the Series E Preferred shall be payable, when and as declared by the Board of Directors or a committee thereof, on December 31, March 31, June 30 and September 30 (or, if such day is not a Business Day, as defined hereafter, on the next Business Day thereafter) of each year, (each such date being hereinafter referred to as a "Dividend Payment Date"), to holders of record as they appear on the books of the Corporation on such record date, not exceeding 60 days preceding the relevant Dividend Payment Date, as may be determined by the Board of Directors or a committee thereof in advance of the payment of the particular dividend. Dividends shall be paid at a rate of $17.50 per share for each full calendar quarter on each Dividend Payment Date with respect to the quarterly period ending on such Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors or a committee thereof. Dividends payable on the Series E Preferred for any period less than a full quarterly period shall be computed at the Dividend Rate per annum based on a 360-day year of twelve 30-day months. "Business Day" shall mean any day excluding Saturday, Sunday and any day that shall be, in the State of New York, a legal holiday or a day on which banking institutions are authorized by law to close. If any cumulative dividends in respect of the Series E Preferred are not paid in full, the owners of all series of the Series E Preferred shall participate ratably in any payment of accumulated dividends.

          2.3. Dividends or Distributions to Junior Stock. So long as any shares of the Series E Preferred are outstanding, no dividend or distribution shall be declared or paid or set aside for payment on the Common Stock or on any other capital stock of the Corporation ranking junior to the Series E Preferred as to dividends, nor shall the Common Stock or any other stock of the Corporation ranking junior to the Series E Preferred be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for shares of the Common Stock or other stock of the Corporation ranking junior to the Series E Preferred as to dividends) unless, in each case, full cumulative dividends on all outstanding shares of the Series E Preferred shall have been declared and paid through and including the most recent Dividend Payment Date.


                            SECTION 3

                       LIQUIDATION RIGHTS

          3.1. Preferences of the Series E Shares on Winding-up of the Corporation. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event, before any distribution is made upon any class of stock of the Corporation ranking junior to the Series E Preferred, the holders of shares of the Series E Preferred shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount per share equal to the Stated Value, plus all accrued and unpaid dividends (the Stated Value plus such accrued and unpaid dividends constituting the "Liquidation Value"), whether or not such accrued and unpaid dividends have been declared by the Board of Directors of the Corporation. Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation, shall itself be deemed to be a liquidation, dissolution or winding-up of affairs of the Corporation within the meaning of any of the provisions of this
Section 3.

          3.2. Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up of affairs or other similar event, the net assets of the Corporation to be distributed among the holders of shares of the Series E Preferred and any other class or series of stock of the Corporation ranking on a parity with the Series E Preferred as to distributions upon liquidation are insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after all required distributions have been made to holders of shares of the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and of any other class or series of stock of the Corporation ranking senior to the Series E Preferred shall be distributed among the holders of shares of the Series E Preferred and any other class or series of stock ranking on a parity with the Series E Preferred ratably, in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board of Directors), or both, at the election of the Board of Directors.

          3.3. Priority. All of the preferential amounts to be paid to the holders of the Series E Preferred and the holders of any other class or series of stock of the Corporation ranking on a parity with the Series E Preferred as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the Common stock of the Corporation and any other class or series of stock of the Corporation that is junior to the Series E Preferred as to distributions upon liquidation.


                            SECTION 4

                          VOTING RIGHTS

          4.1. General. The holders of shares of the Series E Preferred shall have only such voting rights as are expressly set forth herein or otherwise provided by law. Shares of the Series E Preferred shall not give their holders any pre-emptive rights to acquire any other securities issued by the Corporation at any time in the future.

          4.2. Consent for Certain Actions. So long as any of the shares of the Series E Preferred are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Incorporation, and in addition to any other vote required by law, without the prior consent of the holders of two-thirds (2/3) of the outstanding shares of the Series E Preferred, given in person or by proxy, either in writing or at a special meeting called for that purpose, neither the Corporation nor any of the Corporation's direct or indirect subsidiaries shall take any of the following actions:

          (a) the amendment or repeal of any provision of, or the addition of any provision to, the Restated Articles of Incorporation or By-Laws of the Corporation if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series E Preferred;

          (b) the reclassification of any common stock into shares having any preference or priority as to dividends or the distribution of assets upon liquidation superior to or on a parity with any such preference or priority of the Series E Preferred;

          (c) the application of any of its assets (in excess of one percent (1%) of its net worth on an annual basis) to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of common stock, except for purchase of the Common Stock on the open market or purchases from employees of the Corporation upon termination of employment or pursuant to any rights of first refusal held by the Corporation; or

          (d) the creation, authorization or issuance, directly or indirectly, of any equity security having any preference or priority as to dividends or the distribution of assets upon liquidation superior to or on parity with any such preference or priority of the Series E Preferred, other than any such creation, authorization or issuance of shares of the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock.

The holders of the Series E Preferred shall be entitled to notice of any meeting of the stockholders of the Corporation.




                            SECTION 5

                           CONVERSION

          5.1 For the purposes of conversion, shares of the Series E Preferred shall be valued at $1,000.00 per share ("Value"), and, if converted at the option of a shareholder, shares of the Series E Preferred shall be converted into shares of the Common Stock at the price per share equal to the lower of the (i) product of .60 multiplied by the average daily closing prices of the Common Stock for the period of five (5) consecutive trading days immediately preceding the date of conversion of the shares of the Series E Preferred or (ii) product of .60 multiplied by the average daily closing prices of the Common Stock for the period of 5 consecutive trading days immediately preceding the date of closing of the offering of the Series E Preferred (the lower of (i) or (ii) is hereinafter referred to as the "Shareholder Conversion Price"). The closing price for each trading day shall be determined as provided in the last sentence of Section 5.3.

          5.2 Any holder of the Series E Preferred (an "Eligible Holder") at any time after the later of January 2, 1996 and the 40th day following the date of the closing of the sale of the Series E Preferred may convert up to 100% of its holdings of the Series E Preferred.

          5.3  Notwithstanding any other provisions of this
Section 5, the Corporation may, at its sole option, but shall not be obligated to, at any time, and from time to time, on and after the 75th day after the date of closing of the offering of the Series E Preferred, and upon written notice delivered to each of the Eligible Holders not less than 30 days prior to any date stipulated by the Corporation for the conversion of shares of the Series E Preferred (the "Conversion Date"), require the Eligible Holders, on a pro-rata basis, to convert all or any portion of their shares of the Series E Preferred into shares of the Common Stock at a price per share equal to the lower of the (i) product of .60 multiplied by the average daily closing prices of the Common Stock for the period of five (5) consecutive trading days immediately preceding the date of closing of the offering of the Series E Preferred or (ii) product of .60 multiplied by the average daily closing prices of the Common Stock for the period of five (5) consecutive trading days immediately preceding the Conversion Date (the lower of (i) or (ii) is hereinafter referred to as the "Corporate Conversion Price"); provided, however, that an Eligible Holder shall have the right in accordance with
Section 5.2 hereof, at such holder's option, to convert all or a portion of the shares of the shares of Series E Preferred held by such holder into shares of the Common Stock at the Shareholder Conversion Price, by the Eligible Holder giving written notice to the Corporation prior to the Conversion Date that it elects to convert a stated number of shares of the Series E Preferred into shares of the Common Stock and by surrender of the share certificates representing the shares of the Series E Preferred to be converted in accordance with Section 5.4 hereof. The closing price for each trading day shall be (i) for any period during which the Common Stock shall be listed for trading on a national securities exchange, the last reported price per share of the Common Stock as reported by the primary stock exchange, or the NASDAQ Stock Market, if the Common Stock is quoted on the NASDAQ Stock Market.

          5.4 The conversion right granted by Section 5.2 hereof may be exercised only by an Eligible Holder of the Series E Preferred, in whole or in part, by the surrender of the share certificate or share certificates representing the shares of the Series E Preferred to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation) against delivery of that number of whole shares of the Common Stock as shall be computed by dividing (1) the aggregate Value of the shares of the Series E Preferred so surrendered plus any accrued but unpaid dividends thereon, if any, by (2) the Shareholder Conversion Price in effect at the time of such surrender. On each Conversion Date, all shares of the Series E Preferred required by the Corporation to be converted, without any action on the part of the holder thereof, shall be deemed automatically converted into that number of whole shares of the Common Stock as shall be computed by dividing (1) the aggregate Value of the shares of the Series E Preferred so converted plus any accrued but unpaid dividends thereon, if any, by (2) the Corporation Conversion Price in effect at the time of such exercise. In the event of any exercise of the conversion right (whether at the initiative of an Eligible Holder or of the Corporation) of the Series E Preferred granted herein (i) share certificates representing shares of the Common Stock purchased by virtue of such exercise shall be delivered to such holder forthwith, and (ii) unless all the holder's shares of the Series E Preferred have been fully converted, a new share certificate representing the shares of the Series E Preferred not so converted, if any, shall also be delivered to such holder forthwith. The share certificates representing shares of the Common Stock so purchased shall be dated the date of such surrender and the holder making such surrender shall be deemed for all purposes to be the holder of the Common Stock so purchased as of the date of such surrender.

          5.5 All shares of the Common Stock that may be issued upon conversion of shares of the Series E Preferred will, upon issuance, be duly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof. At all times that any shares of the Series E Preferred are outstanding, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares of the Common Stock to provide for the conversion into shares of the Common Stock of all shares of the Series E Preferred then outstanding at the then effective Shareholder Conversion Price or the Corporation Conversion Price, as the case may be. Without limiting the generality of the foregoing, if, at any time, the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, is decreased, the number of shares of the Common Stock authorized and reserved for issuance upon the conversion of shares of the Series E Preferred shall be proportionately increased.

          5.6 The number of shares of the Common Stock issued upon conversion of shares of the Series E Preferred and the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          5.6.1.  In the case of any amendment to the
     Restated Articles of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect of the Common Stock or division of the Common Stock into series, the rights of the holders of shares of the Series E Preferred shall be adjusted so as to provide that upon conversion thereof the holder of shares of the Series E Preferred being converted shall procure, in lieu of each share of the Common Stock theretofore issuable upon such conversion, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the holder of one share of the Common Stock issuable upon such conversion had conversion occurred immediately prior to such designation, change or division. The Series E Preferred shall be deemed thereafter to provide for adjustment that shall be nearly equivalent as may be practicable to the adjustments provided for in this
     Section 5. The provisions of this subsection 5.6.1 shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

          5.6.2. If the Corporation, at any time while any shares of the Series E Preferred are outstanding, shall amend the Restated Articles of Incorporation so as to change the Common Stock into a different number of shares, the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, shall be proportionately reduced, in case of such change increasing the number of shares of the Common Stock, as of the effective date of such increase, or if the Corporation shall take a record of holders of the Common Stock for the purpose of such increase, as of such record date, whichever is earlier, or the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, shall be proportionately increased, in the case of such change decreasing the number of shares of the Common Stock, as of the effective date of such decrease or, if the Corporation shall take a record of holders of the Common Stock for the purpose of such decrease, as of such record date, whichever is earlier.

          5.6.3. If the Corporation, at any time while any of the Series E Preferred are outstanding, shall pay a dividend payable in shares of the Common Stock, the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, shall be adjusted, as of the date the Corporation shall take a record of the holders of the Common Stock for the purpose of receiving such dividend (or if no such record is taken, as of the date of payment of such dividend), so that each Eligible Holder of shares of the Series E Preferred converted after such time shall be entitled to receive the aggregate number and kind of shares of the Common Stock that, if such shares of the Series E Preferred had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend.

          5.7 Whenever the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, shall be adjusted pursuant to Section 5.6 hereof, the Corporation shall make a certificate signed by its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to each holder of the Series E Preferred at its address shown on the books of the Corporation. The Corporation shall make such certificate and mail it to each such holder promptly after each adjustment.

          5.8 No fractional shares of the Common Stock shall be issued in connection with any conversion of shares of the Series E Preferred, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Shareholder Conversion Price or the Corporation Conversion Price, as the case may be, then in effect.

          5.9 No shares of the Series E Preferred which have been converted into shares if the Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and canceled, shall be restored to the status of an authorized but unissued share of the Series E Preferred and may thereafter be issued as a share of the Series E Preferred.